                                                                       Exhibit 3

                     ARTICLES OF INCORPORATION AND BY-LAWS

The following documents are incorporated herein by reference:

3.1       Certificate of  Incorporation  of Navistar  Financial  Securities
          Corporation   (as  in  effect  on  September  13,   1990).   Filed  on
          Registration No. 33-36767.

3.2       The By-Laws of Navistar Financial Securities Corporation. Filed on
          Registration No. 33-36767.